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                                                                       EXHIBIT 7







                          INDEPENDENT AUDITOR'S CONSENT









We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of Virtual Technology Corporation on Form S-8 of our report dated March 4, 1998, appearing in the Registration Statement on Form 10-SB filed February 12, 1999.





                                             /s/ SAMUEL T. KANTOS AND ASSOCIATES


Minneapolis, Minnesota
April 13, 1999